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                                                                    Exhibit 24.2

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Deerfield, State of Massachusetts, on the
day of        2002.

                                     THE YANKEE CANDLE COMPANY, INC.

                                     By:
                                          -------------------------------------
                                          Craig W. Rydin
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Craig W. Rydin, Robert R. Spellman and Sandra J. Horbach his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, including post-effective amendments and a registration statement registering additional securities pursuant to Rule 462
(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                       President, Chief Executive
     -------------------------------------------       Officer and Director
                   Craig W. Rydin                      (principal executive
                                                       officer)                                 , 2002

                                                       Senior Vice President of
     -------------------------------------------       Finance and Chief Financial
                 Robert R. Spellman                    Officer (principal financial
                                                       and accounting officer)                  , 2002

               /s/ Michael J. Kittredge                Director
     -------------------------------------------
                Michael J. Kittredge                                                    March 22, 2002

                                                       Director
     -------------------------------------------
                Theodore J. Forstmann                                                           , 2002

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
                                                       Director
     -------------------------------------------
                    Dale F. Frey                                                                , 2002

                                                       Director
     -------------------------------------------
                  Sandra J. Horbach                                                             , 2002

                                                       Director
     -------------------------------------------
                  Jamie C. Nicholls                                                             , 2002

                 /s/ Michael S. Ovitz                  Director
     -------------------------------------------
                  Michael S. Ovitz                                                      March 22, 2002

                  /s/ Emily Woods                      Director
     -------------------------------------------
                     Emily Woods                                                        March 22, 2002

                 /s/ Ronald L. Sargent                 Director
     -------------------------------------------
                  Ronald L. Sargent                                                     March 22, 2002